THE RBB FUND, INC.

Abbey Capital Multi Asset Fund

Class I Shares (Ticker: MAFIX)
Class A Shares (Ticker: MAFAX)
Class C Shares (Ticker: MAFCX)

Supplement dated April 4, 2024
to the Fund’s Prospectus and Statement of Additional Information (“SAI”),

each dated December 31, 2023

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Effective as of April 4, 2024, Graham Capital Management L.P. will serve as a trading adviser to the Abbey Capital Multi Asset Fund (the “Fund”) and its subsidiaries, ACMAF Offshore SPC, a segregated portfolio company incorporated under the laws of the Cayman Islands, and ACMAF Onshore Series LLC, a Delaware series limited liability company. Accordingly, the following changes are made to the Fund’s Prospectus and SAI.

(i) The second paragraph under the section titled “Summary Section — Management of the Fund — Investment Adviser and Trading Advisers” on page 10 of the Fund’s Prospectus is deleted and replaced with the following:

Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Graham Capital Management L.P., Revolution Capital Management, LLC, Tudor Investment Corporation, and Welton Investment Partners LLC each serve as a Trading Adviser to the Fund.

(ii) The following is added before the paragraph starting with “Revolution Capital Management, LLC” on page 24 of the Fund’s Prospectus, under the section titled “More Information About Management of The Fund — Trading Advisers:”

Graham Capital Management L.P.

The Adviser has entered into a trading advisory agreement with Graham Capital Management, L.P. ("GCM") to manage a portion of the Fund's assets using the Graham Tactical Trend Program. GCM is a Connecticut based company formed in 1994. GCM's main offices are located at 40 Highland Avenue, Rowayton, CT 06853. GCM is registered with the CFTC as a CTA and CPO and is a member of the NFA. GCM is also registered with the Securities and Exchange Commission as an investment adviser.

For nearly three decades, GCM has specialized in providing compelling quantitative and discretionary alpha opportunities across a variety of market environments that seek low correlation to traditional investments. GCM's quantitative trading programs or models produce trading signals on a largely automated basis when applied to market data.

Kenneth G. Tropin – Chairman:

Mr. Tropin founded GCM in May 1994. Mr. Tropin developed the firm's original trading programs and is responsible for the overall management of the organization, including the investment of its proprietary trading capital.

Pablo Calderini – President and Chief Investment Officer:

Mr. Calderini is responsible for the management and oversight of the discretionary and systematic trading businesses at GCM. He joined GCM in August 2010 and became an Associated Person and Principal of GCM effective August 13, 2010. Mr. Calderini received a BA in Economics from Universidad Nacional de Rosario in 1987 and a Masters in Economics from Universidad del CEMA in 1989, each in Argentina.

(iii) The following is added to the table beneath the sentence “The current Trading Advisers to the Fund are set forth below” on Page 27 of the Fund’s SAI, under the section titled “Investment Advisory and Other Services — Investment Trading Advisers:”

Graham Capital Management, L.P. (“GCM”) 40 Highland Avenue Rowayton, CT 06853	KGT, Inc. is the General Partner of GCM. GCM’s quantitative trading programs or models produce trading signals on a largely automated basis when applied to market data.

Please retain this Supplement for future reference.